UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Wells Fargo Advantage Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Global Dividend Opportunity Fund

Semi-Annual Report

April 30, 2014

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) and other developed-country central banks continued to provide support to the economy with accommodative monetary policies.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Global Dividend Opportunity Fund for the six-month period that ended April 30, 2014. The period was marked by continued accommodative monetary policy in developed countries, broader economic growth, low inflation, and equity market gains. That said, the first few months of 2014 were marked by considerable geopolitical uncertainty and heightened equity market volatility as the U.S. and Europe confronted Russia over Ukraine.

Within equities over the six-month period, U.S. stocks (measured by the S&P 500 Index1) had the best returns, followed by developed-country international shares (measured by the MSCI World Index (Net)2) and then emerging markets equities (MSCI Emerging Markets Index3), which were up only slightly.

Monetary policy remained accommodative and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) and other developed-country central banks continued to provide support to the economy with accommodative monetary policies. Throughout the reporting period, the Fed kept its key interest rate near zero. Entering the reporting period, the Fed had committed to purchase mortgage-backed securities to support the housing market and long-term U.S. Treasuries to keep interest rates low. In mid-December 2013, however, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering its bond-buying program by $10 billion in January 2014.

In November 2013, the European Central Bank (ECB) cut its key rate to a then-historic low of 0.25%. Its aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. economic data was moderately positive, gaining strength as the period progressed. Data that was available at the end of the reporting period showed that U.S. real gross domestic product increased at a 2.6% annualized rate in the fourth quarter of 2013 but dropped to only 0.1% annualized rate in the first quarter of 2014, largely explained by weather-related effects. The jobs picture continued to slowly improve as the unemployment rate declined to 6.3% as of April 2014. Meanwhile, inflation remained low. The eurozone reported weak but positive economic activity during the period, continuing a positive trend since it emerged from a recession in 2013.

Returns by asset class were mixed but generally positive.

The U.S. stock market outperformed foreign markets during the six-month period. The S&P 500 Index rose 8.4% and the MSCI World Index (Net) rose 6.3%, while the MSCI Emerging Markets Index declined 2.9%. The background story is that the U.S. was the fastest-growing developed country, which benefited U.S. companies.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International (MSCI) World Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

3.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	3

Emerging markets faced a number of challenges, including the spillover effect of slower growth in China as well as volatile currency movements that tempered investor demand for emerging markets equities and substantial unrest due to the crisis in Ukraine.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Global Dividend Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Timothy P. O’Brien, CFA

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns1 (%) as of April 30, 2014

	6 Months	1 Year	5 Year	Since inception 3-28-2007
Based on market value	11.20	12.85	10.27	(0.23)
Based on net asset value (NAV) per share	10.94	16.92	10.75	1.91

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s annualized expense ratio for the six months ended April 30, 2014, is 1.07%.

Comparison of NAV vs. market value since inception[2]

Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the values of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation may lead to a decline in the net asset value of the Fund. The Fund’s dividend capture strategy may lead to a similar result. Dividend capture strategies involve the Fund purchasing a stock before an ex-dividend date so it becomes entitled to the dividend and then typically selling the stock on or after the stock’s ex-dividend date. Any decline in the value of the stock reflecting the dividend payment may over time lead to a decline in the net asset value of the Fund. Dividend capture also increases the portfolio turnover rate and related transaction costs of the Fund. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or subadviser believes that it is desirable to do so.

1.	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

2.	This chart does not reflect any brokerage commissions on the purchase and sale of the Fund’s common stock. Dividends and distributions have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	5

MANAGERS’ DISCUSSION

The Fund’s return based on market value was 11.20% during the six month period that ended April 30, 2014. During the same period, the Fund’s return based on its net asset value was 10.94%.

Overview

The domestic equity market (as measured by the S&P 500 Index3) ended the six-month period higher than where it began, despite a harsh winter that dampened economic optimism, and political turmoil between Russia and Ukraine. Higher dividend paying stocks, particularly utilities, performed well during the reporting period.

Looking more closely at economic fundamentals, U.S. growth remained lackluster though it is improving. Unemployment is declining but much of the decline is attributable to discouraged workers exiting the labor force, and job growth remains sluggish. After several years of near-depression, Europe’s economy is improving, although from a very subdued level.

During the reporting period, the Fund was positioned somewhat less defensively, with slightly lower than normal cash and a noticeable decrease in the weighting of preferred stocks compared to our allocation in early 2013. In the first half of the fiscal year, the Fund had a larger allocation to foreign common stocks relative to domestic ones in anticipation of a nascent economic recovery that may, finally, be happening.

Ten largest holdings[4] (%) as of April 30, 2014
Lagardere SCA	7.01
Hera SpA	6.07
Red Electrica Corporation SA	5.08
Suez Environnement Company SA	4.49
Deutsche Post AG	4.14
Terna SpA	3.72
Rogers Communications Incorporated Class A	3.64
Vodafone Group plc	3.34
Chatham Lodging Trust	2.79
Verizon Communications Incorporated	2.78

Sector distribution[5] as of April 30, 2014

Contributors to performance

Significant individual contributors during the six-month period included Italian holding Hera SpA and Spanish holding Red Electrica Corporation SA. Regulatory headwinds appeared to be abating in some areas of Europe which benefited utilities holdings such as Red Electrica. Additionally, Hera has been very successful in working with Italian municipalities to either acquire or manage and operate their utility assets; these efforts have increasingly been recognized by investors. Within the U.S., Strategic Hotels & Resorts Incorporated, which we no longer hold, and Chatham Lodging Trust did well over the six-month period.

Within the option writing strategy, we continued to evaluate market specific option premiums and write only when we felt the rewards were sufficiently high. On the risk management front, once we write an option, we continue to monitor the underlying markets and changes to volatility. If our stop-loss thresholds are crossed, we cover the written call and look for an opportunity to roll the option to the next month. Being highly selective in choosing markets in which to write options contributed positively to performance. Option premiums on Italian, Japanese, and Hong Kong Indices were particularly attractive due to moderately elevated market volatility. This strategy was additive to performance over the six-month period, but periods of low volatility and choosing to cover the written option when the stop-loss threshold was crossed detracted.

Detractors from performance

Select telecommunications holdings detracted from returns. For example, Canadian telecommunications holding Rogers Communications Incorporated detracted from performance. Renewed concerns that the Canadian government would set aside spectrum and try to encourage a fourth nationwide competitor to enter the marketplace weighed on the stock. Over the years there has been speculation that Canada may take such steps in order to challenge dominant telecommunications

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

5.	Percentages are subject to change and are calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Global Dividend Opportunity Fund	Performance highlights (unaudited)

market leaders, particularly since telecommunications costs to Canadian consumers are higher than in the U.S. and most of the rest of the world. Despite renewed speculation, we do not forsee any changes to key players in the Canadian telecommunications market on the horizon. Domestic performance detractors included Verizon Communications Incorporated, which is suffering some flowback as UK-domiciled Vodafone Group plc shareholders sold the Verizon shares received in Vodafone’s sale of its 45% stake in Verizon Wireless in January.

Country allocation[5] as of April 30, 2014

Outlook

We are now seeing a modest economic recovery in the U.S. While stronger economic growth should be positive for equity investors, stronger economic growth could also eventually result in rising interest rates as monetary stimulus is withdrawn, and this may be a headwind for preferred stocks and high-yielding common stocks. As a result, the Fund remains somewhat—though not extremely—defensively positioned and has a material allocation to preferred stocks that benefit from their income-producing characteristics and historically lower volatility than common stocks.

In our option overlay portion of the strategy, we continue to be highly selective in choosing specific options markets. We believe that the greater market volatility that we have been seeing lately may create a more favorable outlook for the options strategy.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	7

Security name	Shares	Value

Common Stocks: 69.35%

Canada: 6.35%
Enbridge Incorporated (Energy, Oil, Gas & Consumable Fuels)	150,000	$7,243,500
Manitoba Telecom Services Incorporated (Telecommunication Services, Diversified Telecommunication Services)	20,000	552,712
Rogers Communications Incorporated Class A (Telecommunication Services, Wireless Telecommunication Services)	400,000	15,888,000
Veresen Incorporated (Energy, Oil, Gas & Consumable Fuels)	275,000	4,067,104

		27,751,316

France: 11.78%
Lagardere SCA (Consumer Discretionary, Media)	731,419	30,619,588
Suez Environnement Company SA (Utilities, Multi-Utilities)	999,999	19,630,973
Veolia Environnement SA (Utilities, Multi-Utilities)	65,045	1,212,827

		51,463,388

Germany: 4.14%
Deutsche Post AG (Industrials, Air Freight & Logistics)	480,000	18,069,947

Israel: 0.17%
magicJack VocalTec Limited (Telecommunication Services, Diversified Telecommunication Services) †	43,050	761,124

Italy: 10.97%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	200,000	5,191,461
Hera SpA (Utilities, Multi-Utilities)	9,000,000	26,495,597
Terna SpA (Utilities, Electric Utilities)	3,000,000	16,231,987

		47,919,045

Japan: 0.25%
Nippon Telegraph & Telephone Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)	25,000	696,000
NTT DoCoMo Incorporated ADR (Telecommunication Services, Wireless Telecommunication Services)	25,000	399,500

		1,095,500

Spain: 5.08%
Red Electrica Corporation SA (Utilities, Electric Utilities)	270,000	22,205,358

United Kingdom: 7.56%
National Grid plc (Utilities, Multi-Utilities)	500,000	7,095,498
Pennon Group plc (Utilities, Water Utilities)	400,000	5,115,850
Severn Trent plc (Utilities, Water Utilities)	200,000	6,230,193
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	384,224	14,585,143

		33,026,684

United States: 23.05%
AG Mortgage Investment Trust Incorporated (Financials, REITs)	20,000	353,800
Ameresco Incorporated Class A (Industrials, Construction & Engineering) †	131,000	839,710
Ashford Hospitality Prime Incorporated (Financials, REITs)	302,100	4,634,214
Ashford Hospitality Trust (Financials, REITs)	885,500	9,085,230
AT&T Incorporated (Telecommunication Services, Diversified Telecommunication Services)	50,000	1,785,000
CenturyLink Incorporated (Telecommunication Services, Diversified Telecommunication Services)	100,000	3,491,000
Chatham Lodging Trust (Financials, REITs)	600,000	12,198,000

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name			Shares	Value

United States (continued)
CorEnergy Infrastructure Trust Incorporated (Financials, Capital Markets)			90,000	$628,200
Edison International (Utilities, Electric Utilities)			100,000	5,656,000
Energen Corporation (Energy, Oil, Gas & Consumable Fuels)			55,000	4,285,050
Excel Trust Incorporated (Financials, REITs)			800,000	10,096,000
Medley Capital Corporation (Financials, Capital Markets)			150,000	1,956,000
NorthStar Realty Finance Corporation (Financials, REITs)			125,000	2,002,500
PG&E Corporation (Utilities, Multi-Utilities)			55,000	2,506,900
Physicians Realty Trust (Financials, REITs)			200,000	2,744,000
PNM Resources Incorporated (Utilities, Electric Utilities)			87,500	2,422,000
Preferred Apartment Communities Incorporated (Financials, REITs)			480,000	3,883,200
Public Service Enterprise Group Incorporated (Utilities, Multi-Utilities)			100,000	4,097,000
SCANA Corporation (Utilities, Multi-Utilities)			50,000	2,684,000
Shenandoah Telecommunications Company (Telecommunication Services, Wireless Telecommunication Services)			249,999	7,007,472
Summit Hotel Properties Incorporated (Financials, REITs)			586,500	5,313,690
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services)			260,260	12,161,950
Whitestone REIT (Financials, REITs)			60,000	841,800

				100,672,716

Total Common Stocks (Cost $269,373,415)				302,965,078

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 0.43%

United States: 0.43%
Zions Bancorporation (Financials, Banks) ±	5.80%	12-29-2049	$2,000,000	1,870,000

Total Corporate Bonds and Notes (Cost $1,872,631)				1,870,000

			Shares
Investment Companies: 0.47%

United States: 0.47%
Tortoise MLP Fund Incorporated			75,000	2,040,000

Total Investment Companies (Cost $1,875,000)				2,040,000

	Dividend yield
Preferred Stocks: 26.69%

Marshall Islands: 0.67%
Seaspan Corporation (Industrials, Marine)	6.38		40,000	1,006,360
Seaspan Corporation Series E (Industrials, Marine)	8.25		75,000	1,932,000

				2,938,360

United States: 26.02%
AG Mortgage Investment Trust Incorporated Series B (Financials, REITs)	8.00		66,000	1,582,680
Argo Group US Incorporated (Financials, Insurance)	6.50		29,000	685,560
Arlington Asset Investment (Financials, Capital Markets)	6.63		110,000	2,640,000
Astoria Financial Corporation Series C (Financials, Thrifts & Mortgage Finance)	6.50		40,000	975,200
Atlas Pipeline Partners (Energy, Oil, Gas & Consumable Fuels) †	8.25		95,000	2,446,250
Bank of America Corporation Series 5 (Financials, Diversified Financial Services) ±	4.00		40,000	860,800

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	9

Security name	Dividend yield		Shares	Value

United States (continued)
Citigroup Incorporated (Financials, Banks)	6.88%		40,000	$1,012,800
Customers Bancorp Incorporated (Financials, Banks) †	6.38		150,000	3,951,000
Digital Realty Trust Incorporated Series H (Financials, REITs) †	7.38		20,000	508,000
DTE Energy Company Series Q (Utilities, Multi-Utilities)	5.25		203,265	4,736,075
DTE Energy Company Series Z (Utilities, Multi-Utilities)	6.50		26,900	695,634
DuPont Fabros Technology Incorporated (Financials, REITs)	7.88		161,769	4,180,111
Dynex Capital Incorporated Series A (Financials, REITs)	8.50		75,000	1,864,500
Entergy Arkansas Incorporated (Utilities, Electric Utilities)	4.90		100,000	2,301,000
Entergy Louisiana Corporation (Utilities, Electric Utilities)	5.25		45,000	1,102,950
First Republic Bank Series B (Financials, Banks)	6.20		20,000	494,200
First Republic Bank Series C (Financials, Banks)	5.63		47,500	1,088,700
Gastar Exploration Incorporated Series B (Energy, Oil, Gas & Consumable Fuels)	10.75		75,000	2,005,500
Goldman Sachs Group Incorporated Series K (Financials, Capital Markets) ±†	6.38		40,000	1,011,200
GreenHunter Resources Incorporated (Energy, Energy Equipment & Services)	10.00		61,786	1,248,071
Hanover Insurance Group (Financials, Insurance)	6.35		77,100	1,840,377
Hercules Technology Grow Capital Incorporated (Financials, Capital Markets)	7.00		45,000	1,148,400
HSBC USA Incorporated (Financials, Banks) ±	3.50		138,998	3,102,435
Indianapolis Power & Light Company (Utilities, Electric Utilities)	5.65		22,000	2,131,939
Integrys Energy Group (Utilities, Multi-Utilities) ±	6.00		200,000	5,050,000
Legacy Reserves LP Series A (Energy, Oil, Gas & Consumable Fuels) ±	8.00		114,000	2,867,100
Magnum Hunter Resources Corporation (Energy, Oil, Gas & Consumable Fuels)	8.00		75,000	2,178,750
Miller Energy Resources Series C (Energy, Oil, Gas & Consumable Fuels) ±	10.50		100,000	2,445,000
NextEra Energy Capital Holding Incorporated Series I (Utilities, Electric Utilities)	5.13		243,000	5,416,470
NextEra Energy Capital Holding Incorporated Series J (Utilities, Electric Utilities)	5.00		233,000	4,988,530
PPL Capital Funding Incorporated (Utilities, Electric Utilities)	5.90		424,300	10,225,630
Qwest Corporation (Telecommunication Services, Diversified Telecommunication Services)	6.13		205,000	4,706,800
SCE Trust I (Utilities, Electric Utilities)	5.63		125,000	2,958,750
SCE Trust II (Utilities, Electric Utilities)	5.10		268,200	5,838,714
Selective Insurance Group (Financials, Insurance)	5.88		170,000	4,035,800
Sotherly Hotels Incorporated (Financials, REITs)	8.00		284,000	7,494,473
TCF Financial Corporation Series B (Financials, Banks)	6.45		35,000	868,000
Triangle Capital Corporation (Financials, Capital Markets)	6.38		55,000	1,375,000
Vanguard Natural Resources, LLC Series A (Energy, Oil, Gas & Consumable Fuels)	7.88		115,250	3,008,025
Vanguard Natural Resources, LLC Series B (Energy, Oil, Gas & Consumable Fuels)	7.63		150,000	3,705,000
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services)	5.90		115,000	2,883,053

				113,658,477

Total Preferred Stocks (Cost $115,171,030)				116,596,837

		Expiration date
Warrants: 0.01%

United States: 0.01%
GreenHunter Water, LLC (Energy, Energy Equipment & Services) †(a)		12-31-2049	96,112	32,602

Total Warrants (Cost $0)				32,602

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Yield	Shares	Value

Short-Term Investments: 2.13%

Investment Companies: 2.13%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	9,316,662	$9,316,662

Total Short-Term Investments (Cost $9,316,662)			9,316,662

Total investments in securities
(Cost $397,608,738) *	99.08%	432,821,179
Other assets and liabilities, net	0.92	4,024,607

Total net assets	100.00%	$436,845,786

†	Non-income-earning security

±	Variable rate investment. The interest rate shown is the rate in effect at period end.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $396,117,000 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$55,566,509
Gross unrealized depreciation	(18,862,330)

Net unrealized appreciation	$36,704,179

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2014 (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	11

Assets
Investments
In unaffiliated securities, at value (see cost below)	$423,504,517
In affiliated securities, at value (see cost below)	9,316,662

Total investments, at value (see cost below)	432,821,179
Foreign currency, at value (see cost below)	3,143,600
Receivable for investments sold	1,904,803
Receivable for dividends and interest	1,847,798
Prepaid expenses and other assets	28,735

Total assets	439,746,115

Liabilities
Payable for investments purchased	2,448,226
Written options, at value	28,025
Advisory fee payable	337,662
Due to other related parties	17,772
Accrued expenses and other liabilities	68,644

Total liabilities	2,900,329

Total net assets	$436,845,786

NET ASSETS CONSIST OF
Paid-in capital	$855,862,752
Undistributed net investment income	5,622,792
Accumulated net realized losses on investments	(460,076,614)
Net unrealized gains on investments	35,436,856

Total net assets	$436,845,786

NET ASSET VALUE PER SHARE
Based on $436,845,786 divided by 49,160,825 shares issued and outstanding (unlimited shares authorized)	$8.89

Investments in unaffiliated securities, at cost	$388,292,076

Investments in affiliated securities, at cost	$9,316,662

Total investments, at cost	$397,608,738

Foreign currency, at cost	$3,136,081

Premiums received on written options	$97,733

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Global Dividend Opportunity Fund	Statement of operations—six months ended April 30, 2014 (unaudited)

Investment income
Dividends*	$25,529,172
Interest	8,773
Income from affiliated securities	2,996

Total investment income	25,540,941

Expenses
Advisory fee	1,963,164
Administration fee	103,324
Custody and accounting fees	28,794
Professional fees	35,311
Shareholder report expenses	43,860
Trustees’ fees and expenses	4,427
Transfer agent fees	13,980
Other fees and expenses	27,046

Total expenses	2,219,906

Net investment income	23,321,035

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(479,368)
Written options	686,074

Net realized gains on investments	206,706

Net change in unrealized gains (losses) on:
Unaffiliated securities	18,044,119
Written options	51,841

Net change in unrealized gains (losses) on investments	18,095,960

Net realized and unrealized gains (losses) on investments	18,302,666

Net increase in net assets resulting from operations	$41,623,701

* Net of foreign dividend withholding taxes in the amount of	$359,801

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Global Dividend Opportunity Fund	13

	Six months ended April 30, 2014 (unaudited)	Year ended October 31, 2013

Operations
Net investment income	$23,321,035	$41,278,104
Net realized gains (losses) on investments	206,706	(32,169,379)
Net change in unrealized gains (losses) on investments	18,095,960	39,649,775

Net increase in net assets resulting from operations	41,623,701	48,758,500

Distributions to shareholders from
Net investment income	(17,697,897)	(40,688,157)
Tax basis return of capital	0	(606,936)

Total distributions to shareholders	(17,697,897)	(41,295,093)

Total increase in net assets	23,925,804	7,463,407

Net assets
Beginning of period	412,919,982	405,456,575

End of period	$436,845,786	$412,919,982

Undistributed (overdistributed) net investment income	$5,622,792	$(346)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Global Dividend Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
		2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.40	$8.25	$8.92	$10.36	$10.38	$11.75
Net investment income	0.47	0.84	0.91	1.00	0.99	0.88
Net realized and unrealized gains (losses) on investments	0.38	0.15	(0.46)	(1.32)	0.11	(0.47)

Total from investment operations	0.85	0.99	0.45	(0.32)	1.10	0.41
Distributions to shareholders from
Net investment income	(0.36)	(0.83)	(0.86)	(1.12)	(0.98)[1]	(0.78)
Tax basis return of capital	0.00	(0.01)	(0.26)	0.00	(0.14)[1]	(1.00)

Total distributions to shareholders	(0.36)	(0.84)	(1.12)	(1.12)	(1.12)	(1.78)
Net asset value, end of period	$8.89	$8.40	$8.25	$8.92	$10.36	$10.38
Market value, end of period	$8.02	$7.56	$7.98	$8.32	$10.39	$9.89
Total return based on market value[2]	11.20%	5.55%	9.79%	(9.76)%	17.35%	8.36%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.08%	1.08%	1.05%	1.14%	1.11%
Net expenses	1.07%	1.08%	1.08%	1.05%	1.14%	1.11%
Net investment income	11.29%	10.26%	10.82%	10.16%	9.73%	8.48%
Supplemental data
Portfolio turnover rate	34%	163%	93%	129%	90%	160%
Net assets, end of period (000s omitted)	$436,846	$412,920	$405,457	$438,084	$507,765	$507,097

1.	Calculated based upon average shares outstanding

2.	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	15

1. ORGANIZATION

The Wells Fargo Advantage Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures. Non-listed OTC options are valued at the evaluated price provided by an independent pricing service or an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On April 30, 2014, such fair value pricing was not used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer

16	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Options

The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	17

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

			No expiration
2016	2017	2018	Short-term	Long-term
$164,388,931	$193,644,982	$17,121,810	$43,979,886	$42,190,535

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

18	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Canada	$27,751,316	$0	$0	$27,751,316
France	51,463,388	0	0	51,463,388
Germany	18,069,947	0	0	18,069,947
Israel	761,124	0	0	761,124
Italy	47,919,045	0	0	47,919,045
Japan	1,095,500	0	0	1,095,500
Spain	22,205,358	0	0	22,205,358
United Kingdom	33,026,684	0	0	33,026,684
United States	100,672,716	0	0	100,672,716
Preferred stocks
Marshall Islands	1,932,000	1,006,360	0	2,938,360
United States	102,783,994	10,874,483	0	113,658,477
Warrants
United States	0	32,602	0	32,602
Investment companies
United States	2,040,000	0	0	2,040,000
Corporate bonds and notes	0	1,870,000	0	1,870,000
Short-term investments
Investment companies	9,316,662	0	0	9,316,662
	$419,037,734	$13,783,445	$0	$432,821,179

As of April 30, 2014, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Written options	$0	$(28,025)	$0	$(28,025)

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets. Crow Point Partners, LLC is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	19

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2014 and the year ended October 31, 2013, the Fund did not issue any shares.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2014 were $140,435,906 and $153,768,796, respectively.

7. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2014, the Fund entered into written options for economic hedging purposes.

During the six months ended April 30, 2014, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at October 31, 2013	876	$39,713
Options written	6,691	1,156,825
Options expired	(5,262)	(833,070)
Options closed	(806)	(113,331)
Options exercised	(1,100)	(152,404)
Options outstanding at April 30, 2014	399	$97,733

Open written call options at April 30, 2014 were as follows for the Fund:

Expiration date	Counterparty		Number of contracts	Strike price	Value
5-16-2014	Goldman Sachs	Nikkei 225 Index	95	15,631 JPY	$(3,652)
5-16-2014	Goldman Sachs	Russell 2000 Index	121	1,202 USD	(9,400)
5-16-2014	Morgan Stanley	FTSE MIB Index	183	23,033 EUR	(14,973)

The Fund had an average of 1,142 written option contracts during the six months ended April 30, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under the ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Written options	Goldman Sachs	$13,052	$0	$0	$13,052
	Morgan Stanley	14,973	0	0	14,973

20	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTION

On May 16, 2014, the Fund declared a distribution of $0.18 per share payable on July 1, 2014 to shareholders of record on June 16, 2014.

This distribution is not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Other information (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	21

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended October 31, 2013. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as a % of ordinary income distribution
$3,603,819	$0.0733	82.46%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On February 10, 2014, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of Trustees:

Shares voted “For”	Isaiah Harris, Jr.	42,108,396
Shares voted “Withhold”		1,791,632
Shares voted “For”	David F. Larcker	42,169,972
Shares voted “Withhold”		1,730,056
Shares voted “For”	Olivia S. Mitchell	42,039,380
Shares voted “Withhold”		1,860,648

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Wells Fargo Advantage Global Dividend Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2007	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	23

Name and year of birth	Position held and length of service	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2007	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

24	Wells Fargo Advantage Global Dividend Opportunity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Global Dividend Opportunity Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Fund, (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund, and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and Crow Point (each a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a custom peer group that was determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the performance of the Fund was lower than the average performance of the Custom Peer

Other information (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	25

Group for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Global Dividend Opportunity Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except for the one-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Custom Peer Group and benchmark for the periods under review. The Board took note of the small size of the Custom Peer Group, the explanations for the relative under performance and recent changes to the portfolio management team responsible for the options overlay, and was satisfied with the information it received.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees (which reflect fee waivers, if any, and include advisory, and administration fees), custodian and other non-management fees, and fee waiver and expense reimbursement arrangements. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Lipper, Inc. (“Lipper”) to be similar to the Fund (the “Group”). Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the funds in the expense Group and an explanation of year-to-year variations in the funds comprising such expense Group and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was in range of the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of the advisory fee between them. The Board also considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to WellsCap, because its profitability information was subsumed in the collective Wells Fargo profitability analysis. The Board also did not consider profitability with respect to Crow Point, as the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

26	Wells Fargo Advantage Global Dividend Opportunity Fund	Other information (unaudited)

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Crow Point as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or Crow Point were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

Automatic dividend reinvestment plan	Wells Fargo Advantage Global Dividend Opportunity Fund	27

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

28	Wells Fargo Advantage Global Dividend Opportunity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. This material is being prepared by Wells Fargo Funds Distributor, LLC. Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225160 06-14 SGDO/SAR158 04-14

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Global Dividend Opportunity Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Global Dividend Opportunity Fund

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Advantage Global Dividend Opportunity Fund

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	June 26, 2014

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	June 26, 2014